STARBOARD INVESTMENT TRUST

Roumell Opportunistic Value Fund

Prospectus Supplement

March 19, 2014

This supplement to the prospectus dated December 30, 2013 for Roumell Opportunistic Value Fund, a series of the Starboard Investment Trust, updates the prospectus to include additional information as described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the prospectus and statement of additional information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.

The section of the Prospectus entitled “Summary – Performance Information” is being amended in its entirety to read as follows:

PERFORMANCE INFORMATION

The bar chart and tables shown on the following page provide an indication of the risks of investing in the Fund by showing changes in the performance of the Institutional Class Shares from year to year and by showing how the Fund’s average annual total returns compare to that of a broad-based securities market index.  Performance information for Class C Shares will be available after a full calendar year of operations.  The annual returns for the Class C Shares are expected to be substantially similar to those of the Institutional Class Shares because they are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Class C Shares have a 12b-1 fee.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained by visiting http://www.roumellfund.com.

Institutional Class Shares

Calendar Year Returns

Quarterly Returns
Highest and Lowest Returns During This Time Period
Highest return for a quarter	11.91%	Quarter ended March 31, 2013
Lowest return for a quarter	-12.24%	Quarter ended September 30, 2011
Year-to-date return as of most recent quarter	13.75%	Quarter ended September 30, 2013

Average Annual Total Returns
Periods Ended December 31, 2012 (returns with maximum sales charge)	Past 1 Year	Since Inception 12/31/10
Institutional Class Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	12.98% 12.68% 10.40%	-0.11% -0.39% -0.22%
Class A Shares Before taxes	7.61%	-2.61%
Benchmark of 60% Russell 2000 Value Index & 40% Barclays Capital U.S. Government/Credit Index (reflects no deductions for fees and expenses)	12.31%	6.07%
Russell 2000 Value Index (reflects no deductions for fees and expenses)	18.05%	5.61%
Barclays Capital U.S. Government/Credit Index (reflects no deductions for fees and expenses)	4.82%	6.75%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).  After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.

Investors Should Retain This Supplement for Future Reference